Exhibit 32.1

CERTIFICATION OF THE CO-PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of AF Acquisition Corp. (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Andrew Scharf, Chairman of the Board and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 31, 2022	By:	/s/ Andrew Scharf
Andrew Scharf
Chairman of the Board and President
(Co-Principal Executive Officer)